UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A


             CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) March 31, 1997





                     U.S. RESTAURANT PROPERTIES MASTER L.P.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



         DELAWARE                         1-9079               41-1541631
(STATE OF OTHER JURISDICTION OF   (COMMISSION FILE NUMBER)  (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)                              IDENTIFICATION NO.)


                              5310 Harvest Hill Rd.
                                Suite 270, LB 168
                               Dallas, Texas 75230
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)


                                  972-387-1487
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                     U.S. RESTAURANT PROPERTIES MASTER L.P.



Explanatory Note..............................................................3

Item 2. Acquisition or Disposition of Assets..................................3

Item 7. Financial Statements, Pro Forma Information and Exhibits..............5

        Financial Statement of RR Restaurants 1986-1 Properties
            Sold to U.S. Restaurant Properties Master L.P.....................7

        Financial Statement of Selected Properties Sold to
            U.S. Restaurant Properties Master L.P.(Bruegger's Acquisition)...11

        Financial Statement of Tulip Properties Limited Property
            Sold to U.S. Restaurant Properties Master L.P....................17

        Financial Statement of Sybra, Inc. Applicable to the Acquisition
            of Seventy-Five Arby's Restaurant Properties by
            U.S. Restaurant Properties Master L.P............................20

        Pro forma Financial Information......................................22

        Exhibit 23

             (a) Consent of Deloitte & Touche, LLP
             (b) Consent of Coopers & Lybrand, L.L.P.

EXPLANATORY NOTE

U.S. Restaurant Properties Master L.P., a Delaware limited partnership (the "Partnership") hereby amends its Form 8-K dated March 31, 1997 as filed with the Securities and Exchange Commission on April 14, 1997 as follows:

The Partnership hereby submits the financial statements required for the properties acquired in 1997 and proforma information as shown on Item 7 and as further described in Item 2.

ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS

On April 30, 1997, U.S. Restaurant Properties Master L.P. acquired 61 Arby's(R) restaurant properties and 14 leaseholds located in Florida, Michigan, Texas and Pennsylvania from Sybra, Inc., a Michigan corporation and Valcor, Inc., a Delaware corporation. The Acquisition was done pursuant to one asset purchase agreement. The purchase price equaled $45,000,000 in cash and other capitalized costs of approximately $1,289,000. In connection with this transaction, the Partnership sold 222,222 partnership units to an affiliate of the Seller of the Arby's restaurant properties for net proceeds of $6,000,000 under a separate agreement. The Registrant used funds from operations, proceeds from the sale of partnership units and its bank line of credit to fund this acquisition.

On March 31, 1997, U.S. Restaurant Properties Master L.P. (the "Registrant") acquired seven restaurant properties located in Illinois and Indiana from RR Restaurants 1986-1. This transaction in combination with other restaurant properties acquired between January 1, 1997 and March 31, 1997 (date of reportable event) are deemed significant in aggregate to the Registrant's total assets as previously reported on Form 10-K. The RR Restaurants 1986-1 transaction consists of two Pizza Hut(R) restaurant properties, one Popeye's(R) restaurant property, four regional brand restaurant properties. The acquisition was done pursuant to one purchase and sales agreement. The purchase price equaled $3,884,262 in cash and other capitalized costs of approximately $81,000. The selling entity was RR Restaurants 1986-1, a California limited partnership. The Registrant used its bank line of credit to fund this acquisition.

On March 17, 1997, the Registrant acquired 16 Bruegger's Bagel restaurant properties located in New York, Minnesota, Iowa and North Carolina. These restaurant properties are collectively referred to as the "Bruegger's acquisition", The Bruegger's acquisition was done pursuant to 12 contribution agreements. The sellers to this transaction included 12 limited partnerships which consist of Ben Abba Limited Partnership, a New York limited partnership, West Taft Road Limited Partnership, a New York limited partnership, Learned Bagels Limited Partnership, a New York limited partnership, Sunnymorning Limited Partnership, a Vermont limited partnership, Congress Street Partners, LTD, a Vermont limited partnership, Hawkeye Preservation Limited Partnership, an Iowa limited partnership, Riverside Limited Partnership, an Iowa limited partnership, Bull City Bank Building Limited Partnership, a North Carolina limited partnership, 104 W. Franklin Limited Partnership, a North Carolina limited partnership, Hillsboro Wolfpack Limited Partnership, a North Carolina limited partnership, Norstar Real Estate Limited Partnership, a Minnesota limited partnership and Twin Cities II Limited Partnership, a Minnesota limited partnership. The purchase price for the Bruegger's acquisition equaled $10,790,750 in cash and 118,579 partnership units (valued at $28.00 per unit). The other capitalized costs on this acquisition were approximately $344,000. The partnership units are guaranteed to have a market value of $25.30 on the second anniversary date of the closing. The partnership units market value on the closing date equaled $28.00 per partnership unit. The Registrant used its bank line of credit to fund the cash portion of the Bruegger's Acquisition.

On March 11, 1997, the Registrant acquired one Chi-Chi's Restaurant located in Florida from Tulip Properties Limited. The acquisition was done pursuant to one sales and purchase agreement. The purchase price equaled $1,400,000 in cash and other capitalized costs of approximately $21,000. The selling entity was Tulip Properties Limited, a California limited partnership. The Registrant used its bank line of credit to fund this transaction.

On February 27, 1997, March 24, 1997, and April 1, 1997 the Registrant acquired two, one and three Schlotzsky's(R) restaurant properties, respectively from Schlotzsky's Real Estate, Inc, a Texas corporation. The properties are located in Arizona, Michigan, New Mexico, North Carolina, and Tennessee. The acquisitions were done pursuant to five separate sale and purchase agreements. These restaurant properties represent newly developed properties which do not have any historical operations. The purchase price for these restaurant properties equaled $4,796,738 in cash and other capitalized costs of approximately $59,000. The Registrant used its bank line of credit to fund this acquisition.

In  addition  to  the  above  acquisitions,  17  other  properties  (the  "Other
Properties") were acquired in eight different transactions during the period January 1, 1997 through April 30, 1997. The properties were purchased for an aggregate cash purchase price of approximately $7,099,000. These properties consisted of six Pizza Hut restaurant properties, two Arby's restaurant properties, and nine regional chain restaurants. The Registrant used funds from operations, proceeds from the sale of Partnership units, and its bank line of credit to fund these acquistions.

The Sellers are not affiliated with the Registrant, any director or officer of the Registrant or any associate of any such director or officer.

The purchase prices, which were negotiated with the Sellers, were determined through internal analysis by the Registrant of historical cash flows and fair market values of the acquired Properties.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

      a)(3) Combined Statement of Revenues and Certain Expenses of RR Restaurant 1986-1 Properties Sold to U.S.Restaurant Properties Master L.P. for the year ended December 31, 1996

            Combined Statement of Revenues and Certain Expenses of Selected
              Properties Sold to U.S. Restaurant Properties Master L.P. (Bruegger's Acquisition) for the year ended December 31, 1996

            Statement of Revenues and Certain Expenses of Tulip Properties
              Limited Property Sold to U.S. Restaurant Properties Master L.P. for the year ended December 31, 1996

            Statement of Revenues and Direct Operating Expenses Applicable to
              the Acquisition of Seventy-Five Arby's Restaurant Properties by U.S. Restaurant Properties Master L.P. for the year ended December 28, 1996


      b)   Pro forma Financial Information


      c)   Exhibits
                23 (a) Consent of Deloitte & Touche, LLP
                23 (b) Consent of Coopers & Lybrand, L.L.P.

                          INDEPENDENT AUDITORS' REPORT


The Partners
U.S. Restaurant Properties Master L.P.


We have audited the accompanying combined statement of revenues and certain expenses of RR Restaurants 1986-1 (the "Partnership") Properties Sold to U.S. Restaurant Properties Master L.P. for the year ended December 31, 1996. This financial statement is the responsibility of the Partnership's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying combined statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K of U.S. Restaurant Properties Master L.P.. Material amounts, described in Note 1 to the combined statement of revenues and certain expenses, that would not be comparable to those resulting from the proposed future operations of the properties sold to U.S. Restaurant Properties Master L.P. are excluded and the statement is not intended to be a complete presentation of the revenues and expenses of those properties.

In our opinion, such financial statement presents fairly, in all material respects, the combined revenues and certain expenses of RR Restaurants 1986-1 Properties Sold to U.S. Restaurant Properties Master L.P. for the year ended December 31, 1996, in conformity with generally accepted accounting principles.



DELIOTTE & TOUCHE LLP



Dallas, Texas
May 8, 1997

 RR RESTAURANT 1986-1 PROPERTIES SOLD TO U.S. RESTAURANT PROPERTIES MASTER L.P.
               COMBINED STATEMENT OF REVENUES AND CERTAIN EXPENSES
                          YEAR ENDED DECEMBER 31, 1996


                                                                DECEMBER 31,
                                                                    1996
                                                                ------------
      RENTAL INCOME

               Minimum                                          $    481,642
               Percentage                                              2,603
               Cost Reimbursement Revenue                             80,273
                                                                ------------

      TOTAL RENTAL INCOME                                            564,518

      DIRECT EXPENSES

               Real Estate Taxes                                      78,872
               Other Costs                                             1,401
                                                                ------------

      TOTAL DIRECT EXPENSES                                           80,273
                                                                ------------

      NET RENTAL INCOME                                         $    484,245
                                                                ============


      See Accompanying Notes To Statement.

NOTES TO RR RESTAURANT 1986-1 PROPERTIES SOLD TO U.S.RESTAURANT PROPERTIES
 MASTER L.P.



1.   Summary Of Significant Accounting Policies

     Nature Of Operations

     The accompanying Combined Statement of Revenues and Certain Expenses includes seven properties acquired by U.S. Restaurant Properties Master L.P. from RR Restaurants 1986-1, a California limited partnership (the "Partnership"). The statement does not include any revenues or expenses related to any other properties owned by the Partnership. The properties acquired include two Pizza Hut restaurant properties, one Popeye's restaurant property, three regional brand restaurant properties and one other rental property. In accordance with the Securities and Exchange Commission Rule 3.14 the statement does not include expenses not comparable to the proposed future operations of the properties such as depreciation, interest, or any other costs that are not directly associated with the property.

2.   Use Of Estimates

     The preparation of the statement in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and certain expenses during a reporting period. Actual results could differ from those estimates.

3.   Rental Income

     All leases are triple net leases which require the lessee to pay all taxes, assessments, insurance, maintenance costs and other charges related to maintenance, repair and operation of the properties. Cost reimbursement revenue represents amounts reimbursed by the tenants to the Partnership for real estate taxes and other costs incurred. Certain information regarding each property lease is set forth in the table below.



                       MINIMUM
                       ANNUAL                                       PERCENTAGE                 TERMINATION
LOCATION               RENTAL                                       RENTALS                    DATE
---------------------  -------------------------------------------  -------------------------  ---------------------

Aurora, IL             $ 87,318  per year through 3/31/98           3.0% of sales in excess    October 2003 plus
                         95,183  per year 4/1/98 through 3/31/01    of 14 times base rent      two five-year
                        103,782  per year 4/1/01 through 10/6/03                               renewal options

Carpentersville, IL      64,400  per year through 12/31/00          3.0% of sales in excess    December 2003 plus
                         74,060  per year 1/1/01 through 12/31/05   of $1,400,000              two five-year
                                                                                               renewal options

DeKalb, IL               31,200  per year through 12/31/97          N/A                        December 1998 plus
                         35,400  per year through 12/31/98                                     one five-year
                                                                                               renewal option

Downer's Grove, IL       83,873  per year through 3/31/98          3.0% of sales in excess     June 2003 plus two
                         91,427  per year 4/1/98 through 3/31/01   of 14 times base rent       five-year renewal
                         99,687  per year 4/1/01 through 6/13/03                               options

Bloomingdale, IL         62,100  per year through 10/29/99         2.0% of sales in excess     October 2004 plus
                         71,415  per year 10/30/99 through         of 16 times base rent       two five-year
                                 10/29/04                                                      renewal options

Indianapolis, IN         78,831  per year through 1/31/99          2.0% of sales in excess     January 2004 plus
                         91,387  per year 2/1/99 through 1/31/04   of $700,000                 two five-year
                                                                                               renewal options


NOTES TO RR RESTAURANT 1986-1 PROPERTIES SOLD TO U.S. RESTAURANT PROPERTIES MASTER L.P.

                       MINIMUM
                       ANNUAL                                       PERCENTAGE                 TERMINATION
LOCATION               RENTAL                                       RENTALS                    DATE
---------------------  -------------------------------------------  -------------------------  ---------------------
Carmel, IN               73,920  per year through 7/18/97           N/A                        July 2004 plus two
                         82,790  per year 7/19/97 through 7/18/01                              five-year renewal
                         92,725  per year 7/19/01 through 7/18/04                              options



The following is a schedule of minimum rental income on non-cancelable leases as of December 31, 1996

                  1997                                 $    485,338
                  1998                                      502,344
                  1999                                      487,793
                  2000                                      496,602
                  2001                                      518,746
                  Thereafter                              1,251,353
                                                       ------------
                                                       $  3,742,176
                                                       ============

                          INDEPENDENT AUDITORS' REPORT


The Partners
U.S. Restaurant Properties Master L.P.


We have audited the accompanying combined statement of revenues and certain expenses of Selected Properties Sold to U.S. Restaurant Properties Master L.P. (Bruegger's Acquisition) for the year ended December 31, 1996. This financial
statement  is  the   responsibility   of  the  management of the Partnerships',
as defined in Note 1 to the combined statement of revenues and certain expenses. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying combined statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K of U.S. Restaurant Properties Master L.P.. Material amounts, described in Note 1 to the combined statement of revenues and certain expenses, that would not be comparable to those resulting from the proposed future operations of the properties sold to U.S. Restaurant Properties Master L.P. are excluded and the statement is not intended to be a complete presentation of the revenues and expenses of those properties.

In our opinion, such financial statement presents fairly, in all material respects, the combined revenues and certain expenses of Selected Properties Sold to U.S. Restaurant Properties Master L.P. (Bruegger's Acquisition) for the year ended December 31, 1996, in conformity with generally accepted accounting principles.

Our audit was conducted for the purpose of forming an opinion on the basic combined statement of revenues and certain expenses taken as a whole. The additional information included in the supplemental statement of revenues and certain expenses by location is presented for the purpose of additional analysis and is not a required part of the basic combined statement of revenues and certain expenses. The additional information is the responsibility of the Partnerships' management. Such information has been subjected to the auditing procedures applied in our audit of the basic combined statement of revenues and certain expenses and, in our opinion, is fairly stated in all material respects when considered in relation to the basic combined statement of revenues and certain expenses taken as a whole.


DELIOTTE & TOUCHE LLP



Dallas, Texas
May 22, 1997


SELECTED PROPERTIES SOLD TO U.S. RESTAURANT PROPERTIES MASTER L.P. (BRUEGGER'S ACQUISITION)
               COMBINED STATEMENT OF REVENUES AND CERTAIN EXPENSES
                          YEAR ENDED DECEMBER 31, 1996




                                                              DECEMBER 31,
                                                                  1996
                                                             --------------
                 RENTAL INCOME

                    Minimum                                  $    1,031,162
                    Percentage                                       96,194
                    Cost reimbursement revenue                      195,586
                                                             --------------

                 TOTAL RENTAL INCOME                              1,322,942

                 DIRECT EXPENSES

                    Real estate taxes                               182,784
                    Other costs                                      92,975
                                                             --------------

                 TOTAL DIRECT EXPENSES                              275,759
                                                             --------------

                 NET RENTAL INCOME                           $   1,047,183
                                                             =============


                 See Accompanying Notes To Statement.

NOTES TO SELECTED PROPERTIES SOLD TO U.S. RESTAURANT PROPERTIES MASTER L.P.
 (BRUEGGER'S ACQUISITION)


1.   Summary Of Significant Accounting Policies

     Nature Of Operations

     The accompanying Combined Statement of Revenues and Certain Expenses includes properties acquired by U.S. Restaurant Properties Master L.P. from Ben Abba Limited Partnership, a New York limited partnership; West Taft Road Limited Partnership, a New York limited partnership; Learned Bagels Limited Partnership, a New York limited partnership; Sunnymorning Limited Partnership, a Vermont limited partnership; Congress Street Partners, LTD, a Vermont limited partnership; Hawkeye Preservation Limited Partnership, an Iowa limited partnership; Riverside Limited Partnership, an Iowa limited partnership; Bull City Bank Building Limited Partnership, a North Carolina limited partnership; 104 W. Franklin Limited Partnership, a North Carolina limited partnership; Hillsboro Wolfpack Limited Partnership, a North Carolina limited Partnership; Norstar Real Estate Limited Partnership, a
     Minnesota limited partnership and Twin Cities II Limited Partnership, a Minnesota limited partnership. Collectively the above entities are referred to as (the "Partnerships"). All the properties acquired are operated as Bruegger's Bagels restaurants. The statement does not include any revenues or expenses related to any other properties owned by the Partnerships. In accordance with the Securities and Exchange Commission Rule 3.14 the statement does not include expenses not comparable to the proposed future operations of the properties such as depreciation, interest, or any other costs that are not directly associated with the properties.

2.   Use Of Estimates

     The preparation of the statement in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and certain expenses during a reporting period. Actual results could differ from those estimates.

3.   Rental Income

     Certain leases during fiscal year 1996 were subject to certain floor amounts that pertain to percentage rent and other reimbursable revenues. As of December 31, 1996 new leases were signed making all leases going forward "triple net" leases. A triple net lease requires the lessee to pay all taxes, assessments, insurance, maintenance costs, and other charges related to the maintenance, repair, and operation of the properties. Cost reimbursement revenue represents amounts reimbursed by the tenants to the Partnerships for real estate taxes and other costs incurred. Certain information regarding each property lease is set forth in the table below.


                       MINIMUM
                       ANNUAL                                       PERCENTAGE                 TERMINATION
LOCATION               RENTAL                                       RENTALS                    DATE
---------------------  -------------------------------------------  -------------------------  --------------------
Monroa Avenue          $ 95,000 per year through 12/31/13           6.0% of sales in excess    December 31, 2013
Rochester, NY                                                       of $1,583,333

Penn Avenue              76,000 per year through 12/31/13           6.0% of sales in excess    December 31, 2013
Minneapolis, MN                                                     of $1,000,000

Syracuse, NY             60,000 per year through 12/31/13           6.0% of sales in excess    December 31, 2013
                                                                    of $1,000,000

Cedar Rapids, IA         35,000 per year through 12/31/13           6.0% of sales in excess    December 31, 2013
                                                                    of $600,000

Iowa Avenue              45,000 per year through 12/31/13           6.0% of sales in excess    December 31, 2013
Iowa City, IA                                                       of $925,000

Sarasota, NY             52,000 per year through 12/31/13           6.0% of sales in excess    December 31, 2013
                                                                    of $960,000



NOTES TO SELECTED PROPERTIES SOLD TO U.S. RESTAURANT PROPERTIES MASTER L.P. BRUEGGER'S ACQUISITION)


                       MINIMUM
                       ANNUAL                                         PERCENTAGE                TERMINATION
LOCATION               RENTAL                                         RENTALS                   DATE
---------------------  ---------------------------------------------  ------------------------  --------------------
32 Learned St.         $125,000 for 1997 and 50% of any CPI-U         N/A                       December 31, 2013
Albany, NY                      increase not to exceed 2.5% of prior
                                years minimum rent starting in
                                1998 through 12/31/13

Durham, NC               80,000 per year through 12/31/13             6.0% of sales in excess   December 31, 2013
                                                                      of $1,250,000

Chapel Hill, NC          70,000 per year through 12/31/13             6.0% of sales in excess   December 31, 2013
                                                                      of $1,166,667

14th Avenue              65,000 per year through 12/31/13             6.0% of sales in excess   December 31, 2013
Minneapolis, MN                                                       of $1,000,000

Raleigh, NC              80,000 per year through 12/31/13             6.0% of sales in excess   December 31, 2013
                                                                      of $1,000,000

29 North Pearl           46,000 per year through 12/31/13             6.0% of sales in excess   December 31, 2013
Albany, NY                                                            of $766,667

W. Lake St.             130,000 per year through 12/31/13             6.0% of sales in excess   December 31, 2013
Minneapolis, MN                                                       of $1,500,000

Edina, MN               125,000 per year through 12/31/13             6.0% of sales in excess   December 31, 2013
                                                                      of $1,000,000

Riverside Dr.            90,000 per year through 12/31/13             6.0% of sales in excess   December 31, 2013
Iowa City, IA                                                         of $1,500,000

Portland Avenue          26,000 for 1997 and 50% of any CPI-U         N/A                       December 31, 2013
Minneapolis, MN                 increase not to exceed 2.5% of prior
                                years minimum rent starting in
                                1998 through 12/31/13


     The following is a schedule of minimum rental income on non-cancelable leases as of December 31, 1996

                    1997                                $  1,200,000
                    1998                                   1,200,000
                    1999                                   1,200,000
                    2000                                   1,200,000
                    2001                                   1,200,000
                    Thereafter                            14,400,000
                                                        ------------
                                                         $20,400,000
                                                        ============

4.    Related Party Transactions

     The General Partner of the selling partnerships is affiliated with the entity(s) representing the tenants on all the properties sold to U.S. Restaurant Properties Master L.P..



                             BRUEGGER'S BAGEL RESTAURANT PROPERTIES SOLD TO U.S. RESTAURANT PROPERTIES MASTER L.P.
                                     SUPPLEMENTAL STATEMENT OF REVENUES AND CERTAIN EXPENSES - BY LOCATION
                                                        YEAR ENDED DECEMBER 31, 1996



                              MONROA AVE.     PENN AVE                              IOWA AVE            32 LEARNED ST.
                                ROCHESTER  MINNEAPOLIS  N. SYRACUSE  CEDAR RAPIDS  IOWA CITY  SARASOTA          ALBANY    DURHAM
                                       NY           MN           NY            NY         IA        NY              NY        NC
                              -----------  -----------  -----------  ------------  ---------  --------  --------------  --------
RENTAL INCOME

 Minimum                      $    87,500  $    54,000  $    58,876  $     27,417  $  35,000  $ 36,000  $      143,575  $ 80,500
 Percentage                             0            0            0             0      1,525    22,178               0         0
 Cost reimbursement revenue        17,616       18,739        5,424         2,976      4,702     7,216           9,972     7,363
                             ------------  -----------  -----------  ------------  ---------  --------  --------------  --------

TOTAL RENTAL INCOME               105,116       72,739       64,300        30,393     41,227    65,394         153,547    87,863


DIRECT EXPENSES


 Real estate taxes                 17,616       18,739        5,424         2,976     10,790    10,902           9,972     3,728
 Other costs                            0            0            0             0          0         0               0    21,135
                             ------------  -----------  -----------  ------------  ---------  --------  --------------  --------


TOTAL DIRECT EXPENSES              17,616       18,739        5,424         2,976     10,790    10,902           9,972    24,863
                             ------------  -----------  -----------  ------------  ---------  --------  --------------  --------

NET RENTAL INCOME            $     87,500  $    54,000  $    58,876  $     27,417  $  30,437  $ 54,492  $      143,575  $ 63,000
                             ============  ===========  ===========  ============  =========  ========  ==============  ========



                  BRUEGGER'S BAGEL RESTAURANT PROPERTIES SOLD TO U.S. RESTAURANT PROPERTIES MASTER L.P.
                    SUPPLEMENTAL STATEMENT OF REVENUES AND CERTAIN EXPENSES - BY LOCATION (CONTINUED)
                                            YEAR ENDED DECEMBER 31, 1996



                                                       14TH AVE.  29 NORTH PEARL  W. LAKE ST.            RIVERSIDE DR  PORTLAND AVE
                             CHAPEL HILL  MINNEAPOLIS    RELEIGH          ALBANY  MINNEAPOLIS     EDINA     IOWA CITY   MINNEAPOLIS
                                      NC           MN         NC              NY           MN        MN           IA             MN
                             -----------  -----------  ---------  --------------  -----------  --------  ------------  -------------
RENTAL INCOME

 Minimum                     $    70,000  $    85,000  $  63,000  $       55,875  $   105,000  $ 28,800  $     66,000  $      34,619
 Percentage                            0            0     12,522               0       20,644    20,606        18,719              0
 Cost reimbursement revenue       12,153       12,414      3,145          32,002       29,851    20,190         8,604          3,219
                             -----------  -----------  ---------  --------------  -----------  --------  ------------  -------------

TOTAL RENTAL INCOME               82,153       97,414     78,667          87,877      155,495    69,596        93,323         37,838


DIRECT EXPENSES


 Real estate taxes                 4,306       17,115      3,145          16,207       29,851    20,190         8,604          3,219
 Other costs                      25,847       15,299          0          28,795            0         0             0          1,899
                             -----------  -----------  ---------  --------------  -----------  --------  ------------  -------------


TOTAL DIRECT EXPENSES             30,153       32,414      3,145          45,002       29,851    20,190         8,604          5,118
                             -----------  -----------  ---------  --------------  -----------  --------  ------------  -------------

NET RENTAL INCOME            $    52,000  $    65,000  $  75,522  $       42,875  $   125,644  $ 49,406  $     84,719  $      32,720
                             ===========  ===========  =========  ==============  ===========  ========  ============  =============


                          INDEPENDENT AUDITORS' REPORT


The Partners
U.S. Restaurant Properties Master L.P.


We have audited the accompanying statement of revenues and certain expenses of Tulip Properties Limited (the "Partnership") Property Sold to U.S. Restaurant Properties Master L.P. for the year ended December 31, 1996. This financial statement is the responsibility of the Partnership's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K of U.S. Restaurant Properties Master L.P.. Material amounts, described in Note 1 to the statement of revenues and certain expenses, that would not be comparable to those resulting from the proposed future operations of the property sold to U.S. Restaurant Properties Master L.P. are excluded and the statement is not intended to be a complete presentation of the revenues and expenses of this property.


In our opinion, such financial statement presents fairly, in all material respects, the revenues and certain expenses of the Tulip Properties Limited Property Sold to U.S. Restaurant Properties Master L.P. for the year ended December 31, 1996, in conformity with generally accepted accounting principles.



DELIOTTE & TOUCHE LLP



Dallas, Texas
May 27, 1997

TULIP PROPERTIES LIMITED PROPERTY SOLD TO U.S. RESTAURANT PROPERTIES MASTER L.P.
                  STATEMENT OF REVENUES AND CERTAIN EXPENSES
                         YEAR ENDED DECEMBER 31, 1996



                                                                DECEMBER 31,
                                                                    1996
                                                               --------------
   RENTAL INCOME

          Minimum                                              $      176,040
          Cost reimbursement revenue                                   12,323
                                                               --------------

   TOTAL RENTAL INCOME                                                188,363

   DIRECT EXPENSES

          Other costs                                                  12,323
                                                               --------------

   TOTAL DIRECT EXPENSES                                               12,323
                                                               --------------

   NET RENTAL INCOME                                           $      176,040
                                                               ==============


See Accompanying Notes To Statement.

NOTES TO TULIP PROPERTIES LIMITED PROPERTY SOLD TO U.S. RESTAURANT PROPERTIES
 MASTER L.P.


1.   Summary Of Significant Accounting Policies

     Nature Of Operations

     The accompanying Statement of Revenues and Direct Operating Expenses includes one property acquired by U.S. Restaurant Properties Master L.P. from Tulip Properties Limited, a California limited partnership (the "Partnership"). The statement does not include any revenues or expenses related to any other properties owned by the Partnership. The property acquired is operated as a Chi-Chi's restaurant. In accordance with the Securities and Exchange Commission Rule 3.14 the statement does not include expenses not comparable to the proposed future operations of the property such as depreciation, interest, or any other costs that are not directly associated with the property.

2.   Use Of Estimates

     The preparation of the statement in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and certain expenses during a reporting period. Actual results could differ from those estimates.

3.   Rental Income

     The lease is a "triple net" lease which requires the lessee to pay all taxes, assessments, insurance, maintenance costs and other charges related to maintenance, repair and operation of the properties. Cost reimbursement revenue represents amounts reimbursed by the tenant to the Partnership for other costs incurred. Certain information regarding the property lease is set forth in the table below.



                     MINIMUM
                     ANNUAL                                         PERCENTAGE               TERMINATION
LOCATION             RENTAL                                         RENTALS                  DATE
-------------------  ---------------------------------------------  -----------------------  --------------------
Kissimmee, FL        $178,963 per year through 7/29/97 with         N/A                      July 2010 plus four
                              yearly increases in the Consumer                               five-year renewal
                              Price Index with a 4% cap and a                                options
                              five-year "Look-back" provision.



     The following is a schedule of minimum rental income on non-cancelable leases as of December 31,1996

                           1997                $  178,963
                           1998                   178,963
                           1999                   178,963
                           2000                   178,963
                           2001                   178,963
                           Thereafter           1,536,099
                                               ==========
                                               $2,430,914
                                               ==========

                         REPORT OF INDEPENDENT AUDITORS


To the Board of Directors
Sybra, Inc.:


We have audited the accompanying Statement of Revenues and Direct Operating Expenses Applicable to the Acquisition of Seventy-Five Arby's Restaurant Properties by U.S. Restaurant Properties Master L.P. for the year ended December 28, 1996. This financial statement is the responsibility of Sybra, Inc.'s management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Statement of Revenues and Direct Operating Expenses was prepared for the purpose of complying with rules and regulations of the Securities and Exchange Commission and for inclusion in the current report on Form 8-K/A of U.S. Restaurant Properties Master L.P. This statement is not intended to be a complete presentation of revenues and expenses of the seventy-five Arby's restaurant properties acquired by U.S. Restaurant Properties Master L.P.

In our opinion, the Statement of Revenues and Direct Operating Expenses referred to above presents fairly, in all material respects, the revenues and direct operating expenses described in Note 1 of the seventy-five Arby's restaurant properties acquired by U.S. Restaurant Properties Master L.P. for the year ended December 28, 1996, in conformity with generally accepted accounting principles.


                                               COOPERS & LYBRAND L.L.P.


Atlanta, Georgia
May 28, 1997



                                   SYBRA, INC.

               STATEMENT OF REVENUES AND DIRECT OPERATING EXPENSES
   APPLICABLE TO THE ACQUISITION OF SEVENTY-FIVE ARBY'S RESTAURANT PROPERTIES
                    BY U.S. RESTAURANT PROPERTIES MASTER L.P.

                          YEAR ENDED DECEMBER 28, 1996


REVENUES:                                                 $ 56,354,940
                                                          ------------

DIRECT OPERATING EXPENSES

         Cost of sales                                      15,285,436
         Wages and related expenses                         10,945,389
         Management salaries                                 5,346,387
         Advertising                                         4,754,988
         Restaurant expense                                  2,330,341
         Royalties                                           1,898,836
         Utilities                                           1,736,484
         Repairs and maintenance                             1,458,964
         Insurance                                             263,228
         Other                                                 426,434

                  TOTAL DIRECT OPERATING EXPENSES           44,446,487
                                                          ------------

                  EXCESS OF REVENUES OVER DIRECT
                     OPERATING EXPENSES                   $ 11,908,453
                                                          ============


See accompanying notes to the Statement of Revenues and Direct Operating Expenses.


                                   SYBRA, INC.

           NOTES TO STATEMENT OF REVENUE AND DIRECT OPERATING EXPENSES
         APPLICABLE TO THE ACQUISITION OF SEVENTY-FIVE ARBY'S RESTAURANT
              PROPERTIES BY U.S. RESTAURANT PROPERTIES MASTER L.P.

                          YEAR ENDED DECEMBER 28, 1996


1. BASIS OF PRESENTATION
Sybra, Inc.(the "Company") is a Michigan corporation formed on January 17, 1967 to develop, own, and operate Arby's fast food restaurants under the terms of a development agreement with Arby's Inc. During the year ended December 28, 1996, the Company was a wholly-owned subsidiary of Valcor, Inc., which is a wholly-owned subsidiary of Valhi, Inc. (NYSE: VHI). Effective April 30, 1997, the Company is a wholly-owned subsidiary of I.C.H. Corporation.

The accompanying Statement of Revenues and Direct Operating Expenses Applicable to the Acquisition of Seventy-Five Arby's Restaurant Properties by U.S. Restaurant Properties Master L.P. ("U.S. Restaurant") includes only the seventy-five Arby's restaurant properties acquired by U.S. Restaurant. The statement does not include any revenues or expenses related to the remaining properties owned by the Company. The statement does not include depreciation and amortization, interest, estimated restaurant closing expenses, income taxes and allocated general and administrative expenses.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
FISCAL YEAR - The Company operates on a 52 or 53 week fiscal year. The fiscal year ended December 28, 1996 consisted of 52 weeks.

MANAGEMENT ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and direct operating expenses during the reporting period. Ultimate actual results may, in some instances, differ from previously estimated amounts.

RESTAURANT SALES - Sales are recorded at the time of the cash retail sale.

3. ROYALTIES
Royalties paid to Arby's, Inc. are based on a percentage of sales in accordance with the franchise agreement.

                         PRO FORMA FINANCIAL INFORMATION

         The following March 31, 1997 unaudited Pro Forma Consolidated Balance Sheet of U.S. Restaurant Properties Master L.P. (the "Partnership") consists of the Partnership's March 31, 1997 balance sheet adjusted on a pro forma basis to reflect as of March 31, 1997 (a) the purchase of 87 properties for $51,903,000 acquired between April 1, and April 30, 1997 (see item 2); (b) the acquisition of three non-operating properties for $2,352,000, between April 1 and April 30, 1997 (see item 2); (c) the additional borrowings required to purchase the properties acquired. The unaudited Pro Forma Consolidated Balance Sheet is not necessarily indicative of what the actual financial position of the Partnership would have been at March 31, 1997 had all of these transactions occurred as of such date and it does not purport to represent the future financial position of the Partnership.

         The unaudited Pro Forma Condensed Consolidated Statements of Income for the year ended December 31, 1996 and the three months ended March 31, 1997 are presented as if the following has occurred as of January 1, 1996. (a) the purchase of 300 properties for $175,493,000 including the value of 503,415 Units valued at $11,222,000 completed since December 31, 1995 (b) the acquisition of six non-operating properties for $4,856,000, between January 1 and April 30, 1997 (c) the issuance of 1,800,000 units in June 1996 with net proceeds of $40,203,000 (d) the issuance of 598,126 units in three separate transactions to individual investors with net proceeds of $15,500,000 (e) the additional borrowings of $59,694,000 required to purchase the properties acquired. The unaudited Pro Forma Consolidated Statements of Income are not necessarily indicative of what the actual results of operations of the Partnership would have been assuming the transactions described above had been completed as of January 1, 1996 and 1997, respectively, nor do they purport to represent the results of operations for future periods.



                                               U.S. RESTAURANT PROPERTIES MASTER L.P.
                                                PRO FORMA CONSOLIDATED BALANCE SHEET
                                                           MARCH 31, 1997
                                                            (Unaudited)
                                                           (In thousands)


                                                               Operating
                                                                Property          Non-Operating
                                              Historical      Acquisitions(a)      Property (b)       Pro Forma
                                             ------------    -----------------   ---------------     -----------
Cash and equivalents                         $      1,953    $               -   $             -     $     1,953
Receivables, net                                    1,500                                                  1,500
Deferred rent receivable                              719                                                    719
Purchase deposits and escrows                       3,605                 (741)           (2,328)            536
Prepaid expenses                                    1,277                                                  1,277
Notes receivable                                    1,352                                                  1,352
Notes receivable - related parties                  2,907                                                  2,907
Net investments in direct financing leases         16,550                                                 16,550
Land                                               65,903               10,380               471          76,754
Buildings and leasehold improvements, net          90,378               41,523             1,881         133,782
Machinery and equipment, net                        2,875                                                  2,875
Intangibles, net                                   12,602                                                 12,602
                                             ------------    -----------------   ---------------     -----------
                                             $    201,621    $          51,162   $            24     $   252,807
                                             ============    =================   ===============     ===========


Accounts payable                             $      1,829    $             228   $            24     $     2,081
Deferred rent payable                                  72                                                     72
Deferred gain on sale of property                     590                                                    590
Lines of credit                                    52,780               35,434                            88,214
Notes payable                                      40,000                                                 40,000
Capitalized lease obligations                         312                                                    312
General Partner's capital                           1,132                                                  1,132
Limited Partner's capital                         104,906               15,500                           120,406
                                             ------------    -----------------   ---------------     -----------
                                             $    201,621    $          51,162   $            24     $   252,807
                                             ============    =================   ===============     ===========


See Notes to Pro Forma Consolidated Balance Sheet.

NOTES TO PRO FORMA CONSOLIDATED BALANCE SHEET

(a) Reflects pro forma adjustments for 1997 acquisitions completed since March 31, 1997 which consist of the purchase of 87 operating properties and the borrowings required to complete the purchase of these properties as follows:

                                                                     Number of
                                                                     Properties   Operating
                                                                     ----------   ---------
                               Pizza Hut                                      4       2,661
                               Arby's                                        75      46,289
                               Popeye's                                       1         337
                               Other                                          7       2,616
                                                                     ----------   ---------
                                                                             87      51,903
                                                                     ==========   =========
           Total of land, buildings and leasehold improvements,
           machinery and equipment, and intangibles                                  51,903
           Less purchase deposits paid from cash flow
             from operations                                                           (741)
           Less security deposit escrow received                                       (228)
           Less proceeds from sale of stock                                         (15,500)
                                                                                  ---------

           Increase in line of credit and notes payable                              35,434
                                                                                  =========


The respective purchase price for the properties has been allocated between land, building, machinery, and intangibles on a preliminary basis. Final determination of the proper allocation between these accounts will be made prior to finalizing the financial statements for the year ended December 31, 1997. Management does not expect material adjustments to occur.


(b) Reflects pro forma adjustments for 1997 acquisitions completed since March 31, 1997 which consist of the purchase of 3 non-operating properties and the borrowings required to complete the purchase of these properties as follows:

                                                                     Number of
                                                                     Properties   Operating
                                                                     ----------   ---------
                               Schlotzsky's                                   3       2,352
                                                                     ----------   ---------
                                                                              3       2,352
                                                                     ==========   =========
           Total of land, buildings and leasehold improvements,
           machinery and equipment, and intangibles                                   2,352
           Less purchase deposits paid from cash flow
             from operations                                                         (2,328)
           Less security deposit escrow received                                        (24)
                                                                                  ---------

           Increase in line of credit and notes payable                                   0
                                                                                  =========


The respective purchase price for the properties has been allocated between land, building, machinery, and intangibles on a preliminary basis. Final determination of the proper allocation between these accounts will be made prior to finalizing the financial statements for the year ended December 31, 1997. Management does not expect material adjustments to occur.


                                                     U.S. RESTAURANT PROPERTIES MASTER L.P.
                                              PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                                                      For the Year Ended December 31, 1996
                                                                    (Unaudited)
                                                       (In thousands, except per unit data)

                                                 Non-Operating
                       Historical  Acquisitions  Schlotzsky's   RR Restaurants  Bruegger's  Chi-Chi's    Arby's   Other    Pro Forma
                                            (a)           (b)              (c)         (d)        (e)        (f)      (g)
                       ----------  ------------  ------------   --------------  ----------  ---------  ---------  -------  ---------
Revenues from leased
  properties

  Rental income        $   16,346  $   7,365     $     695      $       688     $ 1,200     $  179     $5,328     $1,016    $ 32,817
  Amortization of
   unearned income on
   direct financing
   leases                   1,978                                                                                              1,978
                       ----------  ------------  ------------   --------------  ----------  ---------  ---------  -------   --------
   Total Revenues          18,324      7,365           695              688       1,200        179      5,328     1,016       34,795

Expenses
  Rent                      2,080        232                                                                                   2,312
  Depreciation and
   amortization             3,978      1,855(h)        194(h)           158(h)      446(h)      46(h)   1,851(h)    285(h)     8,813
  Taxes,general and
   administrative           2,461        684(i)         48(i)            39(i)      105(i)      14(i)     450(i)     71(i)     3,872
  Interest expense
   (income), net            2,364      3,038(j)        269(j)           219(j)      616(j)      79(j)   2,561(j)    407(j)     9,553
                      -----------  ------------  ------------  ---------------  ----------  ---------  ---------  --------  --------
   Total Expenses          10,883      5,809           511              416       1,167        139      4,862       763       24,550


  Gain on sale of
   equipment                   32                                                                                                 32
                      -----------  ------------  ------------  ---------------  ----------  ---------  ---------  --------  --------
Net income            $     7,473  $   1,556     $     184     $        272     $    33     $   40     $  466     $ 253     $ 10,277
                      ===========  ============  ============  ===============  ==========  =========  =========  ========  ========

Net income allocable
   to unitholders     $     7,325  $   1,525     $     180     $        267     $    32     $   39     $  457     $ 248     $ 10,073

Average number of
  outstanding units         6,107                                                   119                   222                  7,774

Net income per unit   $      1.20                                                                                           $   1.30



See Notes to Pro Forma Consolidated Statement of Income.

NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF INCOME

(a) Reflects pro forma adjustments to operations for the 1996 acquisitions, comprised of 184 properties acquired on various dates from January 1, 1996 through December 31, 1996.

(b) Reflects pro forma adjustments to operations based on executed lease information for the non-operating Schlotzsky's acquisitions comprised of six properties acquired on various dates from January 1, 1996 through April 30, 1997.

(c) Reflects pro forma adjustments to operations based on historical financial information for the RR Restaurants acquisition comprised of seven properties acquired on March 31, 1997.

(d) Reflects pro forma adjustments to operations based on historical financial information for the Bruegger's acquisition comprised of 16 properties acquired on March 17, 1997.

(e) Reflects pro forma adjustments to operations based on historical financial information for the Chi-Chi's acquisition comprised of one property acquired on March 11, 1997.

(f) Reflects pro forma adjustments to operations based on historical financial information for the Arby's acquisition comprised of 75 properties acquired on April 30, 1997.

(g) Reflects pro forma adjustments to operations based on historical financial information for 17 other properties acquired in eight separate transactions, on various dates from January 1, 1996 through April 30, 1997.

(h) Reflects pro forma increase in depreciation expense related to the purchase price of the respective properties. Depreciation is computed using the straight-line method over the estimated useful lives of building, leasehold improvements, machinery and equipment which range from 10 to 20 years.

(i) Reflects pro forma increase in general and administrative expense attributable to the increase in fees due to the managing general partner. Such increase is comprised of 1% of the contracted purchase price for the respective properties and 25% of the cash flow received with respect to such additional properties in excess of the cash flow representing a 12% rate of return.

(j) Reflects the pro forma adjustment to interest expense as a result of the purchase of the respective properties. Pro forma interest expense is based on the increase in debt outstanding and borrowings for payment of distributions on units issued on a pro forma basis using interest rates based on the Partnership's credit arrangements which are as follows:

                                                   Principal      Interest Rate

       Series A Senior Secured Guaranteed Notes      $12,500             8.00%
       Series B Senior Secured Guaranteed Notes       27,500             8.30%
       Line of credit                                 95,000             7.18%


                                                     U.S. RESTAURANT PROPERTIES MASTER L.P.
                                              PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                                                    For the three months ended March 31, 1997
                                                                    (Unaudited)
                                                       (In thousands, except per unit data)

                                   Non-Operating
                       Historical  Schlotzsky's   RR Restaurants  Bruegger's  Chi-Chi's    Arby's     Other     Pro Forma
                                            (a)              (b)         (c)         (d)        (e)        (f)
                       ----------  ------------   --------------  ----------  ----------  ---------  ---------  ---------
Revenues from leased
  properties

  Rental income        $    5,709  $     155      $       172     $   257     $    35     $1,132     $  233     $   7,893
  Amortization of
   unearned income on
   direct financing
   leases                     444                                                                                     444
                       ----------  ------------  ---------------  ----------  ----------  ---------  ---------  ---------
    Total Revenues          6,153        155              172         257          35      1,132        233         8,337

Expenses
  Rent                        589                                                                                     589
  Depreciation and
   amortization             1,566         35(g)            26(g)       74(g)        8(g)     463(g)      64(g)      2,236
  Taxes,general and
   administrative             762         10(h)             8(h)       22(h)        3(h)      94(h)      15(h)        914
  Interest expense
   (income), net            1,284         67(i)            55(i)      154(i)       20(i)     640(i)     102(i)      2,322
                       ----------  ------------  ---------------  ----------  ----------  ---------  ---------  ---------
    Total Expenses          4,201        112               89         250          31      1,197        181         6,601
                       ----------  ------------  ---------------  ----------  ----------  ---------  ---------  ---------
Net income             $    1,952  $      43     $         83     $     7     $     4     $  135     $   52     $   2,276
                       ==========  ============  ===============  ==========  ==========  =========  =========  =========

Net income allocable
   to unitholders     $     1,913  $      42     $         81     $     7     $     4     $  132     $   51     $   2,230

Average number of
  outstanding units         7,078                                     119                    222                    7,774

Net income per unit   $      0.27                                                                               $    0.29



See Notes to Pro Forma Consolidated Statement of Income.

NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF INCOME

(a) Reflects pro forma adjustments to operations based on executed lease information for the non-operating Schlotzsky's acquisitions comprised of six properties acquired on various dates from January 1, 1996 through April 30, 1997.

(b) Reflects pro forma adjustments to operations based on historical financial information for the RR Restaurants acquisition comprised of seven properties acquired on March 31, 1997.

(c) Reflects pro forma adjustments to operations based on historical financial information for the Bruegger's acquisition comprised of 16 properties acquired on March 17, 1997.

(d) Reflects pro forma adjustments to operations based on historical financial information for the Chi-Chi's acquisition comprised of one property acquired on March 11, 1997.

(e) Reflects pro forma adjustments to operations based on historical financial information for the Arby's acquisition comprised of 75 properties acquired on April 30, 1997.

(f) Reflects pro forma adjustments to operations based on historical financial information for 17 other properties acquired in eight separate transactions, on various dates from January 1, 1996 through April 30, 1997.

(g) Reflects pro forma increase in depreciation expense related to the purchase price of the respective properties. Depreciation is computed using the straight-line method over the estimated useful lives of building, leasehold improvements, machinery and equipment which range from 10 to 20 years.

(h) Reflects pro forma increase in general and administrative expense attributable to the increase in fees due to the managing general partner. Such increase is comprised of 1% of the contracted purchase price for the respective properties and 25% of the cash flow received with respect to such additional properties in excess of the cash flow representing a 12% rate of return.

(i) Reflects the pro forma adjustment to interest expense as a result of the purchase of the respective properties. Pro forma interest expense is based on the increase in debt outstanding and borrowings for payment of distributions on units issued on a pro forma basis using interest rates based on the Partnership's credit arrangements which are as follows:

                                                  Principal      Interest Rate

       Series A Senior Secured Guaranteed Notes     $12,500             8.00%
       Series B Senior Secured Guaranteed Notes      27,500             8.30%
       Line of credit                                95,000             7.18%

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Date: May 30, 1997                       U.S. RESTAURANT PROPERTIES MASTER L.P.


                                          By: QSV PROPERTIES, INC.
                                                 its Managing General Partner






                                          By:              /s/
                                             ---------------------------------
                                             Robert J. Stetson
                                             President, Chief Executive Officer